Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

Nature of Operations

ManpowerGroup Inc. is a world leader in the innovative workforce solutions and services industry. Our global network of nearly 2,800 offices in 80 countries and territories allows us to meet the needs of our global, multinational and local clients across all major industry segments. Our largest operations, based on revenues, are located in France, the United States, the United Kingdom and Italy. We specialize in permanent, temporary and contract recruitment and assessment; training and development; outsourcing; career management and workforce consulting services. We provide services to a wide variety of clients, none of which individually comprise a significant portion of revenues for us as a whole.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

Basis of Consolidation

The Consolidated Financial Statements include our operating results and the operating results of all of our majority-owned subsidiaries and entities in which we have a controlling financial interest. We have a controlling financial interest if we own a majority of the outstanding voting common stock and the noncontrolling shareholders do not have substantive participating rights, or we have significant control over an entity through contractual or economic interests in which we are the primary beneficiary. For subsidiaries in which we have an ownership interest of 50% or less, but more than 20%, the Consolidated Financial Statements reflect our ownership share of those earnings using the equity method of accounting. These investments, as well as certain other relationships, are also evaluated for consolidation under the accounting guidance on consolidation of variable interest entities. These investments were $145.8 and $137.9 as of December 31, 2016 and 2015, respectively, and are included in other assets in the Consolidated Balance Sheets. Included in shareholders’ equity as of December 31, 2016 and 2015 are $88.9 and $85.4, respectively, of unremitted earnings from investments accounted for using the equity method. All significant intercompany accounts and transactions have been eliminated in consolidation.

Revenues

We generate revenues from sales of services by our company-owned branch operations and from fees earned on sales of services by our franchise operations. Revenues are recognized as services are performed. The majority of our revenues are generated by our recruitment business, where billings are generally negotiated and invoiced on a per-hour basis. Accordingly, as contingent workers are placed, we record revenues based on the hours worked. Permanent recruitment revenues are recorded as placements are made. Provisions for sales allowances, based on historical experience, are recognized at the time the related sale is recognized.

Our franchise agreements generally state that franchise fees are calculated based on a percentage of revenues. We record franchise fee revenues monthly based on the amounts due under the franchise agreements for that month. Franchise fees, which are included in revenues from services, were $23.3, $24.2 and $25.4 for the years ended December 31, 2016, 2015 and 2014, respectively.

In our outplacement business, we recognize revenues from individual programs and for large projects over the estimated period in which services are rendered to candidates. In our consulting business, revenues are recognized upon the performance of the service under the consulting service contract. For performance-based contracts, we defer recognizing revenues until the performance criteria have been met.

The amounts billed for outplacement, consulting services and performance-based contracts in excess of the amount recognized as revenues are recorded as deferred revenue and included in accrued liabilities for the current portion and other long-term liabilities for the long-term portion in our Consolidated Balance Sheets. As of December 31, 2016 and 2015, the current portion of deferred revenue was $38.7 and $38.4, respectively, and the long-term portion of deferred revenue was $2.4 and zero, respectively. The increase in these amounts is primarily related to new client contracts in 2016.

We record revenues from sales of services and the related direct costs in accordance with the accounting guidance on reporting revenue gross as a principal versus net as an agent. In situations where we act as a principal in the transaction, we report gross revenues and cost of services. When we act as an agent, we report the revenues on a net basis. Amounts billed to clients for out-of-pocket or other cost reimbursements are included in revenues from services, and the related costs are included in cost of services.

Allowance for Doubtful Accounts

We have an allowance for doubtful accounts recorded as an estimate of the accounts receivable balance that may not be collected. This allowance is calculated on an entity-by-entity basis with consideration for historical write-off experience, the current aging of receivables and a specific review for potential bad debts. Items that affect this balance mainly include bad debt expense and the write-off of accounts receivable balances.

Bad debt expense is recorded as selling and administrative expenses in our Consolidated Statements of Operations and was $20.4, $16.3 and $18.9 in 2016, 2015 and 2014, respectively. Factors that would cause this provision to increase primarily relate to increased bankruptcies by our clients and other difficulties collecting amounts billed. On the other hand, an improved write-off experience and aging of receivables would result in a decrease to the provision. Write-offs were $16.9, $20.3 and $15.8 for 2016, 2015 and 2014, respectively.

Advertising Costs

We expense production costs of advertising as they are incurred. Advertising expenses were $24.4, $28.8 and $25.7 in 2016, 2015 and 2014, respectively.

Restructuring Costs

We recorded net restructuring costs of $16.4 in 2015 in selling and administrative expenses, primarily related to severances and office closures and consolidations in multiple countries and territories. During 2016 and 2015, we made payments of $11.9 and $12.9, respectively, out of our restructuring reserve. We expect a majority of the remaining $4.5 reserve will be paid by the end of 2017. Changes in the restructuring liability balances for each reportable segment and Corporate were as follows:

	Americas(1)	Southern Europe(2)	Northern Europe	APME	Right Management	Corporate	Total
Balance, January 1, 2015	$1.1	$2.3	$5.8	$0.5	$2.3	$0.9	$12.9
Severance costs	2.5	—	8.6	0.9	1.1	—	13.1
Office closure costs	0.7	—	0.4	2.0	0.2	—	3.3
Costs paid or utilized	(0.8)	(0.6)	(6.3)	(1.7)	(2.8)	(0.7)	(12.9)
Balance, December 31, 2015	3.5	1.7	8.5	1.7	0.8	0.2	16.4
Costs paid or utilized	(3.1)	(0.4)	(5.9)	(1.6)	(0.7)	(0.2)	(11.9)
Balance, December 31, 2016	$0.4	$1.3	$2.6	$0.1	$0.1	$—	$4.5

(1) Balance related to United States was $1.0 as of January 1, 2015. In 2015, United States incurred $2.3 for severance costs and $0.7 for office closure costs and paid/utilized $1.1, leaving a $2.9 liability as of December 31, 2015. In 2016, United States paid/utilized $2.5, leaving a $0.4 liability as of December 31, 2016.
(2) Balance related to France was $2.1 as of January 1, 2015. In 2015, France paid/utilized $0.6, leaving a $1.5 liability as of December 31, 2015. In 2016, France paid/utilized $0.2, leaving a $1.3 liability as of December 31, 2016. Italy had no restructuring reserves recorded as of either January 1, 2015, December 31, 2015 or December 31, 2016.

Income Taxes

We account for income taxes in accordance with the accounting guidance on income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We record a valuation allowance against deferred tax assets to reduce the assets to the amounts more likely than not to be realized.

Fair Value Measurements

The assets and liabilities measured and recorded at fair value on a recurring basis were as follows:

	Fair Value Measurements Using				Fair Value Measurements Using
	December 31, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	December 31, 2015	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Foreign currency forward contracts	$—	$—	$—	$—	$0.1	$—	$0.1	$—
Deferred compensation plan assets	86.8	86.8	—	—	84.1	84.1	—	—
	$86.8	$86.8	$—	$—	$84.2	$84.1	$0.1	$—
Liabilities
Foreign currency forward contracts	$0.2	$—	$0.2	$—	$0.5	$—	$0.5	$—
	$0.2	$—	$0.2	$—	$0.5	$—	$0.5	$—

We determine the fair value of our deferred compensation plan assets, comprised of publicly traded securities, by using market quotes as of the last day of the period. The fair value of the foreign currency forward contracts is measured at the value from either directly or indirectly observable third parties.

The carrying values of cash and cash equivalents, accounts receivable, accounts payable, and other current assets and liabilities approximate their fair values because of the short-term nature of these instruments. The carrying value of our variable-rate long-term debt approximates fair value. The fair value of the Euro-denominated notes, as observable at commonly quoted intervals (Level 2 inputs), was $831.6 and $858.2 as of December 31, 2016 and 2015, respectively, compared to a carrying value of $785.2 and $810.2, respectively.

Goodwill and Other Intangible Assets

We had goodwill, finite-lived intangible assets and indefinite-lived intangible assets as follows:

	2016			2015
December 31	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Goodwill(1)	$1,239.9	$—	$1,239.9	$1,257.4	$—	$1,257.4
Intangible assets:
Finite-lived:
Customer relationships	426.2	287.2	139.0	425.6	256.7	168.9
Other	17.2	12.6	4.6	16.9	9.9	7.0
	443.4	299.8	143.6	442.5	266.6	175.9
Indefinite-lived:
Tradenames(2)	52.0	—	52.0	54.0	—	54.0
Reacquired franchise rights	98.8	—	98.8	96.6	—	96.6
	150.8	—	150.8	150.6	—	150.6
Total intangible assets	$594.2	$299.8	$294.4	$593.1	$266.6	$326.5

(1) Balances were net of accumulated impairment loss of $513.4 as of both December 31, 2016 and 2015.
(2) Balances were net of accumulated impairment loss of $139.5 as of both December 31, 2016 and 2015.

Amortization expense related to intangibles was $36.0, $32.8 and $33.4 in 2016, 2015 and 2014, respectively. Amortization expense expected in each of the next five years related to acquisitions completed as of December 31, 2016 is as follows: 2017 - $32.6, 2018 - $29.7, 2019 - $25.8, 2020 - $20.9 and 2021 - $10.5. The weighted-average useful lives of the customer relationships and other are 13 and 4 years, respectively. The tradenames have been assigned an indefinite life based on our expectation of renewing the tradenames, as required, without material modifications and at a minimal cost, and our expectation of positive cash flows beyond the foreseeable future. The reacquired franchise rights result from our franchise acquisitions in the United States and Canada completed prior to 2009.

In accordance with the accounting guidance on goodwill and other intangible assets, we perform an annual impairment test of goodwill at our reporting unit level and indefinite-lived intangible assets at our unit of account level during the third quarter, or more frequently if events or circumstances change that would more likely than not reduce the fair value of our reporting units below their carrying value.

We performed our annual impairment test of our goodwill and indefinite-lived intangible assets during the third quarter of 2016, 2015 and 2014, and there was no impairment of our goodwill or indefinite-lived intangible as a result of our annual tests.

We utilize a two-step method for determining goodwill impairment. In the first step, we determined the fair value of each reporting unit, generally by utilizing an income approach derived from a discounted cash flow methodology. For certain of our reporting units, a combination of the income approach (weighted 75%) and the market approach (weighted 25%) derived from comparable public companies was utilized. The income approach is developed from management’s forecasted cash flow data. Therefore, it represents an indication of fair market value reflecting management’s internal outlook for the reporting unit. The market approach utilizes the Guideline Public Company Method to quantify the respective reporting unit’s fair value based on revenues and earnings multiples realized by similar public companies. The market approach is more volatile as an indicator of fair value as compared to the income approach. We believe that each approach has its merits. However, in the instances where we have utilized both approaches, we have weighted the income approach more heavily than the market approach because we believe that management’s assumptions generally provide greater insight into the reporting unit’s fair value.

Significant assumptions used in our goodwill impairment tests during 2016, 2015 and 2014 included: expected revenue growth rates, operating unit profit margins, working capital levels, discount rates ranging from 10.8% to 15.3% for 2016, and a terminal value multiple. The expected future revenue growth rates and the expected operating unit profit margins were determined after considering our historical revenue growth rates and operating unit profit margins, our assessment of future market potential, and our expectations of future business performance.

If the reporting unit’s fair value is less than its carrying value, we are required to perform a second step. In the second step, we allocate the fair value of the reporting unit to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a “hypothetical” calculation to determine the implied fair value of the goodwill. The impairment charge, if any, is measured as the difference between the implied fair value of the goodwill and its carrying value.

Under the current accounting guidance, we are also required to test our indefinite-lived intangible assets for impairment by comparing the fair value of the intangible asset with its carrying value. If the intangible asset’s fair value is less than its carrying value, an impairment loss is recognized for the difference.

Marketable Securities

We account for our marketable security investments in accordance with the accounting guidance on investments in debt and equity securities, and have historically determined that all such investments are classified as available-for-sale. Accordingly, unrealized gains and unrealized losses that are determined to be temporary, net of related income taxes, are included in accumulated other comprehensive loss, which is a separate component of shareholders’ equity. Realized gains and losses, and unrealized losses determined to be other-than-temporary, are recorded in our Consolidated Statements of Operations.

We hold a 49% interest in our Swiss franchise, accounted for under the equity method of accounting, which maintained an investment portfolio with a market value of $207.0 and $202.3 as of December 31, 2016 and 2015, respectively. This portfolio is comprised of a wide variety of European and United States debt and equity securities as well as various professionally-managed funds, all of which are classified as available-for-sale. Our share of net realized gains and losses, and declines in value determined to be other-than-temporary, are included in our Consolidated Statements of Operations. For the years ended December 31, 2016, 2015 and 2014, realized gains totaled $2.9, $2.3 and $2.5, respectively, and realized losses totaled $1.0, $1.1 and $0.5, respectively. Other-than-temporary impairment amounts were net gains of $0.3 and $0.2 for 2016 and 2015, respectively, as previously impaired investments were sold for a gain, and a loss of $0.1 in 2014. Our share of net unrealized gains and unrealized losses that are determined to be temporary related to these investments are included in accumulated other comprehensive loss, with the offsetting amount increasing or decreasing our investment in the franchise.

Capitalized Software for Internal Use

We capitalize purchased software as well as internally developed software. Internal software development costs are capitalized from the time the internal use software is considered probable of completion until the software is ready for use. Business analysis, system evaluation, selection and software maintenance costs are expensed as incurred. Capitalized software costs are amortized using the straight-line method over the estimated useful life of the software which ranges from 3 to 10 years. The net capitalized software balance of $3.2 and $5.1 as of December 31, 2016 and 2015, respectively, is included in other assets in the Consolidated Balance Sheets. Amortization expense related to the capitalized software costs was $1.9, $1.7 and $2.2 for 2016, 2015 and 2014, respectively.

Property and Equipment

A summary of property and equipment as of December 31 is as follows:

	2016	2015
Land	$5.5	$5.4
Buildings	16.2	16.7
Furniture, fixtures, and autos	157.6	166.6
Computer equipment	117.8	133.2
Leasehold improvements	269.9	263.5
Property and equipment	$567.0	$585.4

Property and equipment are stated at cost and are depreciated using primarily the straight-line method over the following estimated useful lives: buildings - up to 40 years; furniture, fixtures, autos and computer equipment - 2 to 13 years; leasehold improvements - lesser of life of asset or expected lease term. Expenditures for renewals and betterments are capitalized whereas expenditures for repairs and maintenance are charged to income as incurred. Upon sale or disposition of property and equipment, the difference between the unamortized cost and the proceeds is recorded as either a gain or a loss and is included in our Consolidated Statements of Operations. Long-lived assets are evaluated for impairment in accordance with the provisions of the accounting guidance on the impairment or disposal of long-lived assets.

Derivative Financial Instruments

We account for our derivative instruments in accordance with the accounting guidance on derivative instruments and hedging activities. Derivative instruments are recorded on the balance sheet as either an asset or liability measured at their fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded as a component of accumulated other comprehensive loss and recognized in the Consolidated Statements of Operations when the hedged item affects earnings. The ineffective portions of the changes in the fair value of cash flow hedges are recognized in earnings.

Foreign Currency Translation

The financial statements of our non-United States subsidiaries have been translated in accordance with the accounting guidance on foreign currency translation. Under the accounting guidance, asset and liability accounts are translated at the current exchange rates and income statement items are translated at the average exchange rates each month. The resulting translation adjustments are recorded as a component of accumulated other comprehensive loss, which is included in shareholders’ equity.

A portion of our Euro-denominated notes is accounted for as a hedge of our net investment in our subsidiaries with a Euro-functional currency. For this portion of the Euro-denominated notes, since our net investment in these subsidiaries exceeds the amount of the related borrowings, net of tax, the related translation gains or losses are included as a component of accumulated other comprehensive loss.

Shareholders’ Equity

In July 2016, the Board of Directors authorized the repurchase of an additional 6.0 million shares of our common stock. This authorization was in addition to the October 2015 authorization to repurchase 6.0 million shares of our common stock and the December 2012 authorization to repurchase 8.0 million shares of our common stock. Share repurchases may be made from time to time through a variety of methods, including open market purchases, block transactions, privately negotiated transactions or similar facilities. In 2016, we repurchased a total of 6.6 million shares, comprised of 5.3 million shares under the 2015 authorization and 1.3 million shares under the 2016 authorization, at a total cost of $482.2. In 2015, we repurchased a total of 6.7 million shares, comprised of 6.0 million shares under the 2012 authorization and 0.7 million shares under the 2015 authorization, at a total cost of $587.9, including a nominal amount of shares at a cost of $7.7 that settled in January 2016. The share repurchases that settled in January were not reflected in the treasury stock in our Consolidated Balance Sheets as of December 31, 2015. In 2014, we repurchased 2.0 million shares under the 2012 authorization at a cost of $143.5. As of December 31, 2016, there were 4.8 million shares remaining authorized for repurchase under the 2016 authorization and no shares remaining under either of the 2015 or 2012 authorizations.

During 2016, 2015 and 2014, the Board of Directors declared total cash dividends of $1.72, $1.60 and $0.98 per share, respectively, resulting in total dividend payments of $118.4, $121.0 and $77.3, respectively.

During the third quarter of 2015, we entered into a joint venture to expand our business in the Greater China region. We contributed a majority of the net assets of our China, Hong Kong, Macau and Taiwan operations and the noncontrolling shareholder contributed cash. The joint venture is included in our Consolidated Balance Sheets as we have a controlling financial interest. The noncontrolling equity interest is included in noncontrolling interests in total shareholders’ equity in our Consolidated Balance Sheets.
Noncontrolling interests, included in total shareholders' equity in our Consolidated Balance Sheets, represent amounts related to majority-owned subsidiaries in which we have a controlling financial interest.
Net earnings attributable to these noncontrolling interests were $10.1 and $6.6 for the year ended December 31, 2016 and 2015, respectively, which were recorded as expenses in interest and other expenses in our Consolidated Statements of Operations.

Cash and Cash Equivalents

We consider all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

Payroll Tax Credit

In January 2013, the French government passed legislation, Credit d’Impôt pour la Compétitivité et l’Emploi (“CICE”), that provides payroll tax credits based on a percentage of wages paid to employees receiving less than two-and-a-half times the French minimum wage. The payroll tax credit was equal to 4% of eligible wages in 2013, 6% of eligible wages from 2014 to 2016, and 7% starting in 2017. The CICE payroll tax credit is accounted for as a reduction of our cost of services in the period earned.

The payroll tax credit is creditable against our current French income tax payable, with any remaining amount being paid after three years. Given the amount of our current income taxes payable, we would generally receive the vast majority of these payroll tax credits after the three-year period. In March 2016 and July 2015, we entered into an agreement to sell a portion of the credits earned in 2015 and 2014, respectively, for net proceeds of $143.1 (€129.9) and $132.8 (€120.1), respectively. We derecognized these receivables upon the sale as the terms of the agreement are such that the transaction qualifies for sale treatment according to the accounting guidance on the transfer and servicing of assets. The discount on the sale of these receivables was recorded as a reduction of the payroll tax credits earned in the respective years in cost of services.

Recently Issued Accounting Standards

In May 2014, the FASB issued new accounting guidance on revenue from contracts with customers. The core principle of this amendment is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. As amended, the new guidance is effective for us in 2018 and can be adopted either retrospectively to each prior reporting period presented or as a cumulative-effect adjustment as of the date of adoption, with early adoption permitted, but not before 2017. We are currently working through an adoption plan and completed a preliminary analysis of how we currently recognize revenue compared to the accounting treatment required under the new guidance. We will complete our adoption plan in the first half of 2017. This plan includes a review of client contracts and revenue transactions to determine the impact of the accounting treatment under the new guidance, evaluation of the adoption method, and completing a rollout plan for the new guidance. Based on our preliminary analysis, we currently do not believe the adoption of this guidance will have a material impact on our Consolidated Financial Statements. We will continue to evaluate the impact of this guidance on our Consolidated Financial Statements and our preliminary assessments are subject to change. We plan to adopt the new guidance beginning January 1, 2018.

In September 2015, the FASB issued new accounting guidance on business combinations. The new guidance eliminates the requirement to restate prior period financial statements for measurement period adjustments following a business combination. It requires that the cumulative impact of a measurement period adjustment (including the impact on prior periods) be recognized in the reporting period in which the adjustment is identified. The prior period impact of the adjustment should be either presented separately on the face of the income statement or disclosed in the notes. We adopted this guidance effective January 1, 2016. There was no impact of this adoption on our Consolidated Financial Statements.

In January 2016, the FASB issued new accounting guidance on financial instruments. The new guidance changes the accounting for equity investments, financial liability under the fair value option and the presentation and disclosure requirements for financial instruments. The guidance is effective for us in 2018. We are currently assessing the impact of the adoption of this guidance on our Consolidated Financial Statements.

In February 2016, the FASB issued new accounting guidance on leases. The new guidance requires that a lessee recognize assets and liabilities on the balance sheet for leases with lease terms longer than 12 months. The recognition, measurement and presentation of lease expenses and cash flows by a lessee will depend on its classification as a finance or operating lease. The guidance also includes new disclosure requirements providing information on the amounts recorded in the financial statements. The new guidance is effective for us in 2019. We are currently assessing the impact of the adoption of this guidance on our Consolidated Financial Statements.

In March 2016, the FASB issued new accounting guidance on employee share-based payment accounting. The new guidance is intended to simplify various aspects of the accounting for employee share-based payments, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. The new guidance is effective for us in 2017. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In June 2016, the FASB issued new accounting guidance on financial instruments. The new guidance requires an application of an impairment model known as the current expected credit loss ("CECL") model to certain financial instruments. Using the CECL model, an entity recognizes an allowance for expected credit losses based on historical experience, current conditions, and forecasted information rather than the current methodology of delaying recognition of credit losses until it is probable a loss has been incurred. The new guidance is effective for us in 2020. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In August 2016, the FASB issued new accounting guidance on the cash flow statement. The new guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The new guidance is effective for us in 2018. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.
In October 2016, the FASB issued new accounting guidance on tax accounting for intra-entity asset transfers. Under current GAAP, the tax effects of intra-entity asset transfers are deferred until the transferred asset is sold to a third party or otherwise recovered through use, which is an exception to the principle that generally requires comprehensive recognition of current and deferred income taxes. The new guidance eliminates the exception for all intra-entity sales of assets other than inventory. As a result, an entity would recognize the tax expense from the sale of the asset in the seller’s tax jurisdiction when the transfer occurs, and any deferred tax asset that arises in the buyer’s jurisdiction would also be recognized even though the pre-tax effects of that transaction are eliminated in consolidation. The guidance is effective for us in 2018. We are currently assessing the impact of the adoption of this guidance on our Consolidated Financial Statements.
In October 2016, the FASB issued new accounting guidance on consolidation. The new guidance amends the consolidation requirements that apply to a single decision maker’s evaluation of interests held through related parties that are under common control when it is determining whether it is the primary beneficiary of a variable interest entity (“VIE”). Under the new guidance, a reporting entity considers its indirect economic interests in a VIE held through related parties that are under common control on a proportionate basis, in a manner consistent with its consideration of its indirect economic interests held through related parties that are not under common control. The guidance is effective for us in 2017. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.
In January 2017, the FASB issued new guidance that revises the definition of a business. An integrated set of activities and assets (a “set”) is a business if it has, at a minimum, an input and a substantive process that together significantly contribute to the ability to create outputs. The new guidance provides a framework to evaluate when an input and a substantive process are present. To be a business without outputs, there will now need to be an organized workforce. The FASB noted that outputs are a key element of a business and included more stringent criteria for sets without outputs. The guidance is effective for us in 2018. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.
In January 2017, the FASB issued new guidance that simplifies the accounting for goodwill impairment. The new guidance removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. All other goodwill impairment guidance will remain largely unchanged. The guidance is effective for us in 2020; however an early adoption is permitted for any impairment tests performed after January 1, 2017. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

Subsequent Events

We have evaluated events and transactions occurring after the balance sheet date through our filing date and noted no events that are subject to recognition or disclosure.